                                POWER OF ATTORNEY

The undersigned,  as a Section 16 reporting person of Fluidigm  Corporation (the
"Company"),  hereby constitutes and appoints the officers of the Company and the responsible  attorneys and paralegals of Wilson Sonsini Goodrich & Rosati, P.C., and each of them, the undersigned's true and lawful attorney-in-fact to:

     1.   complete  and  execute  Forms ID,  3,4 and 5 and  other  forms and all amendments  thereto  as  such  attorney-in-fact  shall  in  his or her discretion  determine to be required or advisable  pursuant to Section
          16 of the  Securities  Exchange Act of 1934 (as amended) and the rules and  regulations  promulgated  thereunder,  or any successor  laws and
          regulations,   as  a  consequence  of  the  undersigned's   ownership,
          acquisition or disposition of securities of the Company; and

     2.   do all acts  necessary in order to file such forms with the Securities
          and  Exchange   Commission,   any  securities   exchange  or  national
          association,  the  Company  and such  other  person  or  agency as the attorney-in-fact shall deem appropriate.

     The undersigned hereby ratifies and confirms all that said attorney-in-fact and  agents  shall do or  cause to be done by  virtue  hereof.  The  undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned,  are not assuming,  nor is the Company assuming, any of the  undersigned's  responsibilities  to comply  with  Section  16 of the
Securities Exchange Act of 1934 (as amended).

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required to file Forms ID, 3, 4 and 5 with respect to the  undersigned's  holdings of and  transactions  in  securities  issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of February, 2011.

                            Signature:  /s/ Fredric C. Walder
                                        ----------------------------------------
                                        Fredric C. Walder